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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)    December 15, 1999
                                                      ---------------------


              Prudential Securities Secured Financing Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        333-52021                                       13-3526694
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 (Commission File Number)                   (I.R.S. Employer Identification No.)



     One New York Plaza, New York, New York                    10292
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     (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 778-1000
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              (Registrant's Telephone Number, Including Area Code)


                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

          This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to PeopleFirst.com Auto Receivables Owner Trust 1999-1 (the "Trust"). On December 15, 1999, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement dated as of November 1, 1999 (the "Agreement"), among the Trust, PeopleFirst Finance, LLC, as seller and servicer, PF Funding II, LLC, as transferor, Prudential Securities Secured Financing Corporation, as depositor, and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), backup servicer and custodian, were distributed to the holders of Notes issued by the Trust (the "Noteholders"). In accordance with the Agreement, the Monthly Noteholder Statement was furnished to the Indenture Trustee for the benefit of the Noteholders, and, as such, was distributed by the Indenture Trustee to the Noteholders. A copy of the Monthly Noteholder Statement with respect to the December 15, 1999 distributions is filed as Exhibit 99.2. No other reportable transactions or matters have occurred during the current reporting period.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.


EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------

99.2 Monthly Noteholder Statement, with respect to December 15, 1999 distributions.

                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PRUDENTIAL SECURITIES SECURED FINANCING
                              CORPORATION
                                        (Registrant)



Dated: January 5, 2000        By: /s/ Joseph M. Donovan
                                  -------------------------
                              Name:  Joseph M. Donovan
                              Title: Vice President
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                               INDEX TO EXHIBITS

Exhibit
Number              Document Description
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99.2                Monthly Noteholder Statement, with respect to December 15,
                    1999 distributions.